Supplement to Prospectus
Dated November 3, 2008 for
The Hirtle Callaghan Trust
The date of this Supplement is July 2, 2009
THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS.
The International Equity Portfolio: The following supplements the section in the “Specialist Manager Guide” with respect to Artisan Partners Limited Partnership (“Artisan”), an investment subadviser (“Specialist Manager”) for The International Equity Portfolio (the “Portfolio”) (all other information remains unchanged):
Prior to June 10, 2009, Artisan Partners Holdings LP (formerly known as Artisan Partners Limited Partnership) (“Artisan Holdings”), which has served as a Specialist Manager to the Portfolio since July 23, 1999: (i) organized a new, wholly-owned operating subsidiary under the laws of the State of Delaware; and (ii) effective June 8, 2009, transferred substantially all of its assets and liabilities to the new operating subsidiary. Also on June 8, 2009, the new operating subsidiary took on the name Artisan Partners Limited Partnership. As of June 10, 2009, the new operating subsidiary began providing investment subadvisory services to the Trust and the Portfolio under that name. These transactions were undertaken to provide the Specialist Manager with a more flexible organizational structure and did not result in any substantive change in the nature or quality of the services provided to the Trust or in the Specialist Manager personnel who deliver these services. The Board of Trustees met on June 9, 2009 and approved the transition of the advisory agreement pursuant to which the services are provided from Artisan Holdings to the new operating subsidiary.
The Intermediate Term Municipal Bond Portfolio: On December 5, 2008, Standish Mellon Asset Management Company LLC (“Standish”) became the Specialist Manager of The Intermediate Term Municipal Bond Portfolio (the “Portfolio”). Consistent with the investment objective of this Portfolio — to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital — the Standish investment process focuses on sector analysis and stock selection rather than interest rate forecasting. Based on proprietary research, Standish seeks to identify lower volatility investments that offer excess incremental yield. Standish will consider eliminating positions when sell targets are reached, when fundamental conditions change significantly, or when a bond’s price falls below a certain level relative to its peer group.
About Standish. Standish is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act and is a wholly-owned subsidiary of The Bank of New York Mellon Corporation. Standish is headquartered at the BNY Mellon Center, 201 Washington Street, Suite 2900, Boston, MA 02108. Christine Todd and Michael Faloon are primarily responsible for the day-to-day management of the Portfolio’s assets. Ms. Todd is the Managing Director of Tax-Exempt Fixed Income and Insurance Strategies and has been with Standish since 1995. Mr. Faloon is the Quantitative Analyst and Portfolio Manager for Tax Sensitive Strategies and has been with Standish since 1999.
Pursuant to a portfolio management agreement (“Standish Agreement”) between Standish and The Hirtle Callaghan Trust (the “Trust”), Standish receives a fee, based on the average daily net asset value of the assets of the Portfolio under its management at an annual rate of 0.20%. The Standish Agreement, which became effective on February 11, 2009, was approved by the Board of Trustees on December 10, 2008, and the shareholders of the Portfolio on February 6, 2009. In order to ensure continuity of services to the Portfolio, Standish had been providing services to the Portfolio pursuant to an Interim Portfolio Management Agreement approved by the Board of Trustees of the Trust at a meeting held on November 25, 2008. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
Fees and Expenses. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of The Intermediate Term Municipal Bond Portfolio. It is intended to reflect management fees and expenses that would have been incurred if the Agreement had been in effect during the Portfolio’s fiscal year ended June 30, 2008. The net assets of The Intermediate Term Municipal Bond Portfolio as of June 30, 2008 totaled $584 million. The figure shown reflects the application of the fee schedule described below. The fee payable to Standish is 0.20% of the Portfolio’s average daily net assets.
Supplement to Prospectus for The Hirtle Callaghan Trust

Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fee	0.25%
Other Expenses	0.08%

Total Portfolio
Operating Expenses	0.33%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$34
3 Years	$106
5 Years	$185
10 Years	$418
The Small Capitalization Equity Portfolio: Effective January 1, 2009 the merger of Franklin Portfolio Associates (“FPA”), a Specialist Manager for The Small Capitalization Equity Portfolio and Mellon Capital Management Corporation (“Mellon Capital”) was completed. Mellon Capital has continued to provide portfolio management services to the Portfolio in accordance with the terms of the Portfolio Management Agreement between Franklin Portfolio Associates and The Hirtle Callaghan Trust. Before the transaction, both FPA and Mellon Capital were wholly-owned indirect subsidiaries of The Bank of New York Mellon Corporation (“BNY-Mellon”). The transaction did not, however, result in any substantive change in the nature or quality of the services provided to the Portfolio under the Agreement or the personnel who deliver these services and Mellon Capital continues to be an indirect, wholly-owned subsidiary of BNY-Mellon. All references to Franklin Portfolio Associates are hereby replaced with Mellon Capital.
The Value Equity Portfolio. Effective December 19, 2008 J.S. Asset Management LLC (“JSAM”) was terminated as a Specialist Manager for the Portfolio.
The Intermediate Term Municipal Bond Portfolio. Effective November, 2008 the name of the Lehman Brothers index used by the Portfolio as its benchmark index changed from the Lehman 5-Year Government Obligations Index to the Barclays Capital 5-Year Government Obligations Index. All other information with respect to this index remains unchanged.
The Value Equity Portfolio. A portfolio management agreement between AllianceBernstein L.P. (“AllianceBernstein”) and The Hirtle Callaghan Trust (the “Trust”) on behalf of The Value Equity Portfolio (the “Portfolio”) was approved by the Board of Trustees of the Trust on October 16, 2008, and by the shareholders of the Portfolio on December 5, 2008. Effective December 5, 2008 AllianceBernstein became an additional Specialist Manager for the Portfolio.
1.	The following is an addition to the “Specialist Managers” section of the Prospectus for the Portfolio:

The AllianceBernstein Investment Selection Process	All AllianceBernstein products and services are managed in accordance with the firm’s value-oriented philosophy across all geographies and markets. AllianceBernstein uses its deep fundamental research capabilities in seeking to distinguish companies that are undergoing temporary stress from those that deserve their depressed valuations, and the firm seeks to exploit mispricings created by investor overreaction. The stock selection process for the Portfolio is research-driven and bottom-up, and relies on a unique integration of fundamental and quantitative research. AllianceBernstein begins with a universe of approximately 650 large cap US companies screened from the S&P 500 and Russell 1000 Value® Indices by its proprietary quantitative expected-return model. The firm’s team of fundamental analysts then develops explicit five-year forecasts of normalized earnings power, free cash flow, and balance-sheet strength for the stocks with the most attractive return prospects. The US Value Investment Policy Group (IPG), consisting of Chief Investment Officers and Directors of Research, reviews the analysts’ forecasts to ensure that they are consistent and robust. The IPG ultimately selects stocks for the construction of a model portfolio, which individual portfolio managers implement to meet fund-specific parameters.
2.	The following replaces the Annual Operating Expense table for the Portfolio found on page 7 of the Prospectus:
Supplement to Prospectus for The Hirtle Callaghan Trust

Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fee(a)	0.30%
Other Expenses	0.10%

Total Portfolio
Operating Expenses(b)	0.40%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$41
3 Years	$128
5 Years	$224
10 Years	$505

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an initial allocation of assets of 40% to AllianceBernstein, 25% to ICAP and 35% to SSgA FM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.
3.	The following is an addition to the Specialist Manager Guide beginning on page 54 of the Prospectus:
AllianceBernstein L.P. (“AllianceBernstein”) serves as a Specialist Manager for The Value Equity Portfolio. AllianceBernstein is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 1345 Avenue of the Americas, New York, NY, 10105. For its services under this Agreement with respect to the portion of the Portfolio allocated to AllianceBernstein from time to time (“AllianceBernstein Account”), AllianceBernstein shall receive a fee calculated at an annual rate and payable monthly in arrears of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined below). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. In the event Combined Assets are less than $300 million one year following the initial funded value of the AllianceBernstein Account, other than as a result of market movement, the fee payable in respect of the Combined Assets shall revert to 0.90% on the first $15 million, 0.50% on the next $35 million and 0.40% on the balance until such time as Combined Assets exceed $300 million. For purposes of calculating fees, the term “Combined Assets” shall mean the sum of: (a) the net assets in the AllianceBernstein Account; and (b) the net assets of The Institutional Value Equity Portfolio managed by AllianceBernstein, and (c) other assets managed by AllianceBernstein, for clients of Hirtle Callaghan. As of September 30, 2008, AllianceBernstein had total assets under management of approximately $590 billion, of which approximately $43,556 million represented assets of institutional mutual/commingled funds.
Marilyn G. Fedak, CFA and John P. Mahedy, CPA have primary responsibility for the day-to-day management of the portion of the Portfolio allocated to AllianceBernstein. Ms. Fedak is the Head of AllianceBernstein Value Equities Business and Co-Chief Investment Officer—US Large Cap Value. She is also an Executive Vice President of AllianceBernstein and a member of the firm’s Executive Committee. Ms. Fedak joined Sanford C. Bernstein & Co., Inc (a predecessor company of AllianceBernstein) in 1984. She earned a BA from Smith College and an MBA from Harvard University. Mr. Mahedy is Co-Chief Investment Officer—US Value Equities. He has been with the firm for over five years. He earned a BS and an MBA from New York University.
All other information related to the Portfolio, including the names of those additional individuals responsible for the day-to-day management of the Portfolio and fees payable by the Portfolio, is unchanged.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Prospectus for The Hirtle Callaghan Trust